UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   X     Filed by a party other than the Registrant
                        -----                                              -----

Check the appropriate box:

  X     Preliminary Proxy Statement
-----
        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
-----   BY RULE 14A-6(E)(2)

        Definitive Proxy Statement
-----
        Definitive Additional Materials
-----
        Soliciting Material Pursuant to ss.240.14a-12
-----

                             BSI 2000, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X     No fee required.
-----
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
-----
        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

                                  BSI2000, INC.
                       12600 W. COLFAX AVENUE, SUITE B410
                            LAKEWOOD, COLORADO 80215




Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of BSI2000, Inc. The special meeting will be held on Wednesday, September 22, 2004, at 11:00 a.m., local time, at the offices of the Company located at 12600 W. Colfax Avenue, Suite B410, Lakewood, Colorado 80215.

     Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

     We hope to see you at the meeting.

                                       Sincerely,



                                       Jack Harper
                                       Chairman and President


August _, 2004

                                  BSI2000, INC.
                       12600 W. COLFAX AVENUE, SUITE B410
                            LAKEWOOD, COLORADO 80215

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 24, 2004

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Special Meeting") of BSI2000, Inc. (the "Company"), will be held on Wednesday, September 22, 2004, at 11:00 a.m., local time, at the offices of the Company located at 12600 W. Colfax Avenue, Suite B410, Lakewood, Colorado 80215, for the following purposes, as more fully described in the attached Proxy Statement:

     1. To elect four directors, each until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified;

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized common stock of the Company to 200,000,000; and

     3. To consider any other matters that may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 6, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at BSI2000, Inc., located at 12600 W. Colfax Avenue, Suite B410, Lakewood, Colorado 80215.


                                    IMPORTANT

     You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

                                       By Order of the Board of Directors,


                                       Jack Harper
                                       Chairman and President


August _, 2004

                                TABLE OF CONTENTS

                                                                        PAGE NO.

ABOUT THE MEETING..............................................................1
     What is the purpose of the special meeting?...............................1
     Who is entitled to vote?..................................................1
     Who can attend the special meeting?.......................................1
     What constitutes a quorum?................................................1
     How do I vote?............................................................2
     What if I do not specify how my shares are to be voted?...................2
     Can I change my vote after I return my proxy card?........................2
     What are the Board's recommendations?.....................................2
     What vote is required to approve each item?...............................2
STOCK OWNERSHIP................................................................3
     Beneficial Owners.........................................................3
PROPOSAL 1 - ELECTION OF DIRECTORS.............................................4
     Directors Standing for Election...........................................4
     Recommendation Of The Board Of Directors..................................4
     Directors - Present Term Expires at the Special Meeting...................4
     Meetings..................................................................5
     Committees of the Board of Directors......................................5
     Compensation Of Directors.................................................5
     Executive Compensation....................................................5
     Stock Option Grants In The Past Fiscal Year...............................6
     Employment Agreements.....................................................6
     Certain Relationships And Related Transactions............................6
PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION.....................7
DESCRIPTION OF CAPITAL STOCK...................................................9
     General...................................................................9
     Common Stock..............................................................9
     Preferred Stock...........................................................9
     Convertible Debentures....................................................9
     Transfer Agent............................................................9
     Disclosure Of SEC Position On Indemnification
     For Securities Act Liabilities............................................9
     Anti-Takeover Effects Of Provisions Of The Certificate
     Of Incorporation Authorized And Unissued Stock...........................10
     Equity Line of Credit....................................................10
     Other Matters............................................................10
     Independent Accountants..................................................10
     Additional Information...................................................11

                                  BSI2000, INC.
                       12600 W. COLFAX AVENUE, SUITE B410
                            LAKEWOOD, COLORADO 80215

                              _____________________


                                 PROXY STATEMENT
                                 AUGUST _, 2004

                            _________________________


     This proxy statement contains information related to the special meeting of shareholders of BSI2000, Inc., to be held on Wednesday, September 22, 2004, at 11:00 a.m., local time, at the offices of the Company located at 12600 W. Colfax Avenue, Suite B410, Lakewood, Colorado 80215, and any postponements or adjournments thereof. The Company is making this proxy solicitation.


                                ABOUT THE MEETING


WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the Company's special meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock of the Company to 200,000,000 shares. In addition, the Company's management will report on the performance of the Company during fiscal 2003 and respond to questions from shareholders.


WHO IS ENTITLED TO VOTE?

     Only shareholders of record on the close of business on the record date, August 6, 2004, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class. See "Description of Securities."

DESCRIPTION OF CAPITAL STOCK          NUMBER OF VOTES              TOTAL VOTES
---------------------------------     ------------------------     -------------

Common Stock                          One Vote Per Share            81,961,287



WHO CAN ATTEND THE SPECIAL MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 11:00 a.m., and seating will begin at 10:30 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.


WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 81,961,287 shares of common stock of the Company were outstanding. As such, holders of at least 40,980,646 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.


WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.


CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

        o   FOR the election of the nominated slate of directors (see page 5);

        o FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock of the Company to 200,000,000 shares. (see page 10).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the six nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

     INCREASE IN AUTHORIZED SHARES. For the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock of the Company to 200,000,000 shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP


BENEFICIAL OWNERS

     The following table presents certain information regarding the beneficial ownership of all shares of common stock at August 6, 2004 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 81,961,287 common shares issued and outstanding at August 6, 2004 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

                                                        NUMBER OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)               SHARES OWNED     PERCENT OWNED
--------------------------------------------          ------------     -------------

Jack Harper                                             10,403,102        12.69%
12600 West Colfax Ave. Suite B410
Lakewood, Colorado 80215

Richard Kirk                                             4,351,340         5.31%
12600 West Colfax Ave. Suite B410
Lakewood, Colorado 80215

Dr. Vincent Fulginiti 82,728 *
12600 West Colfax Ave. Suite B410
Lakewood, Colorado 80215

Fritz Keefner                                                   --            0%
12600 West Colfax Ave. Suite B410
Lakewood, Colorado 80215

Marshall Kaplan                                                 --            0%
12600 West Colfax Ave. Suite B410
Lakewood, Colorado 80215

Bernhard Nann
12600 West Colfax Ave. Suite B410                               --            0%
Lakewood, Colorado 80215

ALL OFFICERS AND DIRECTORS                              14,837,170        18.10%
AS A GROUP (6 PERSONS)

_______________


*    Represents less than 1%.

(1) Applicable percentage of ownership is based on 81,961,287 shares of common stock outstanding as of August 6, 2004, together with securities exercisable or convertible into shares of common stock within 60 days of August 6, 2004 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of August 6, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We are not aware of any instance since January 1, 2002, when an executive officer, director or owner of more than ten percent of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


DIRECTORS STANDING FOR ELECTION

     The Board of Directors of the Company consists of six seats. Each director holds office until the first special meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

     The Board of Directors has nominated Jack Harper, Richard A. Kirk, Fritz Keefner and Bernard Nann for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. Messrs. Harper, Kirk, Keefner and Nann have previously served as a member of the Board of Directors and have consented to such terms.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES


DIRECTORS - PRESENT TERM EXPIRES AT THE SPECIAL MEETING


JACK HARPER                  Mr. Harper has been President and Chairman of the
CHAIRMAN AND PRESIDENT       Board of BSI2000,  Inc. since late 1995.
AGE 51                       Previously, from 1989 until 1994, Mr. Harper was
                             President of Technology Fusion, Inc., a company that specialized in low-cost add-in video hardware products for the Apple Macintosh. Mr. Harper received an MBA from the University of Denver in 2000, having completed all studies therefore in 1992. In 1975, Mr. Harper received a B.S.
                             Electrical Engineering and a B.A. Mathematics with a Minor in Russian Language from the University of Houston (1975).

RICAHRD A. KIRK              Mr. Kirk has been a director of BSI2000, Inc. since
DIRECTOR                     August 1995 and acting secretary since July 1999.
AGE 73                       He was Chairman of the Board of Access Long
                             Distance, a long distance provider that was sold in 2001. Mr. Kirk worked for United Bank of
                             Denver/Norwest Bank/Wells Fargo from 1958 through
                             1990, ultimately serving as Chairman, President and Chief Executive Officer. In 1986, Mr. Kirk was elected Vice Chairman of the United Banks of Colorado, Inc. (now Wells Fargo). In 1992, he retired from the Norwest Bank Denver but continues as chairman emeritus and serves on its Advisory
                             Board. He is a graduate of the Haverford College;
                             the Advanced Management Program of the Harvard
                             Business School; and the Stonier Graduate School of
                             Banking at Rutgers University. Mr. Kirk serves on boards of several nonprofit institutions and is an appointed Commissioner of the Denver Water Board.

FRITZ KEEFNER                Mr. Keefner has served as a director of BSI2000,
DIRECTOR                     Inc. since January 1998.  Mr. Keefner served from
AGE 64                       July 1997 to April 2000 as the principal of Peak
                             Asset Management, L.L.C., a Louisville, Colorado registered investment advisory company that manages in excess of $40-million of assets. In 1986, Mr.
                             Keefner founded and continues to serve as the president of Vencap Resources, Inc., a private investment company that engages in seed-level financing and private placements for early stage technology companies. Mr. Keefner received a B.A.
                             Sociology and Psychology from State University of
                             Iowa.

BERNHARD NANN                Mr. Nann has been a director of BSI2000, Inc. since
DIRECTOR                     August 2004.  Mr. Nann is Vice-President, Global
AGE 42                       Account Management Solutions, at Fair Isaac
                             Corporation ("FIC"). He is responsible for product management, operations and delivery for this business segment. Mr. Nann was CEO of NAREX Inc.
                             prior to its acquisition by FIC in July 2003. Mr.
                             Nann founded NAREX in 1995 and grew it into the largest provider of artificial intelligence-based predictive-modeling solutions and services in the collections industry with about 70 employees. From
                             1990 until 1996, Mr. Nann was director,
                             International Operations for TRW's Information
                             Systems and Services (now Experian) where he conceived and built a state-of-the-art credit reporting system and where he started and grew the first credit reporting business in Mexico. Bernard has a graduate degree in engineering from the University of Stuttgart (Germany) and, as a Fulbright Scholar, earned an MBA from Ohio State
                             University. Bernard is frequently cited as an expert on collections and recovery solutions.

MEETINGS

     During the Company's fiscal year ending December 31, 2003, the Board of Directors met on 8 occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.


COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE. We currently do not have an Audit Committee.

     COMPENSATION COMMITTEE. We currently do not have a Compensation Committee.


COMPENSATION OF DIRECTORS

     During the fiscal year ended December 31, 2003, the Company did not pay its directors any remuneration.


EXECUTIVE COMPENSATION

     The following table sets forth compensation for the fiscal year ended December 31, 2003 for our executive officers:

                                                SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                       -----------------------------------------    ---------------------------------
                                                                          AWARDS             PAYOUTS
                                                                    ---------------------    --------
                                                       OTHER        RESTRICTED
                                                       ANNUAL         STOCK      OPTIONS/     LTIP       ALL OTHER
                               SALARY      BONUS     COMPENSATION     AWARD(S)     SAR'S     PAYOUTS    COMPENSATION
NAME AND                      ----------   ------    ------------   ----------   --------    --------   ------------
PRINCIPAL POSITION     YEAR       ($)        ($)        ($)            (#)          (#)        ($)         ($)
------------------     ----   ----------   ------    ------------   ----------   --------    --------   ------------

Jack Harper            2003   $90,000         --          --             --           --        --           --
Chairman and           2002   $80,000         --          --             --           --        --           --
President              2001   $80,000(1)      --          --             --           --        --           --

____________


(1) Mr. Harper was issued 2,500,000 shares of the Company's common stock in consideration for $2,500 and the forgiveness of accrued wages.

     The following table contains information regarding options granted during the year ended December 31, 2003 to BSI2000's named executive officer.


                                                OPTION/SAR GRANTS TABLE

                                                            % TOTAL
                                                         OPTIONS/SAR'S
                                                           GRANTED TO
                                  NO. OF SECURITIES    EMPLOYEES IN YEAR
                                     UNDERLYING        ENDED DECEMBER 31
                                    OPTIONS/SAR'S             2002           EXERCISE OR BASE PRICE
NAME                                 GRANTED (#)              (%)                ($ PER SHARE)         EXPIRATION DATE
-----------------------------    ------------------    ------------------    ----------------------    ---------------

Jack Harper                                   None               N/A                  N/A                     N/A
Chairman and President


     The following table contains information regarding options exercised in the year ended December 31, 2003, and the number of shares of common stock underlying options held as of December 31, 2003, by BSI2000's named executive officer.

                                             AGGREGATED OPTIONS/SAR EXERCISES
                                                 IN LAST FISCAL YEAR AND
                                            FISCAL YEAR END OPTIONS/SAR VALUES


                                                               NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS/SAR'S       IN-THE-MONEY OPTIONS/SAR'S
                                SHARES ACQUIRED                          AT FY-END                        AT FY-END
                                      ON            VALUE      -------------------------------    --------------------------
                                   EXERCISE        REALIZED                 (#)                             ($)
                                ---------------    --------    -------------------------------    --------------------------
NAME                                  (#)            ($)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
                                ---------------    --------    --------------   --------------    -----------   ------------
Jack Harper                            --              --               --               --             --            --
Chairman and President



STOCK OPTION GRANTS IN THE PAST FISCAL YEAR

     We have not issued any grants of stock options in the past fiscal year to any officer or director.


EMPLOYMENT AGREEMENTS


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

     During the past two (2) years, BSI2000 has not entered into a transaction with a value in excess of $60,000 with a director, officer or beneficial owner of 5% or more of BSI2000's common stock, except as disclosed in the following paragraphs.

     Stock Issued To An Officer And Employee. On September 11, 2001, BSI2000 issued 2,500,000 shares of common stock to Jack Harper, Chairman and President, for $2,500.00 ($0.001 per share) and forgiveness of $59,643 accrued wages. Also in 2001, BSI2000 issued 212,045 shares of common stock to Robert B. Lumen for $212.05 ($0.001 per share). When these shares were issued, BSI2000 was insolvent with negative working capital, and unable to pay salaries to employees.

     Loans By Director. From March 30, 2000 through December 31, 2001, Richard
A. Kirk, a director of BSI2000, had loaned $259,000 to BSI2000, all with annual interest at 10% (accrued interest at March 31, 2002 was $19,935). Of the total debt, $64,000 plus interest is currently due, and $195,000 is due when BSI2000 has received cumulative funding of $3,000,000. In December 2002, BSI2000 issued 301,104 restricted shares of common stock to Mr. Kirk, for his cancellation of $301,104 of debt (principal and all interest) owed to him by BSI2000.

           PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     Our Company's Board of Directors proposes an amendment to our Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 100,000,000 to 200,000,000 shares. Our Company desires to increase its authorized capital stock because (i) management believes that the Company will need significant authorized capital stock available for issuance and (ii) it desires to raise capital by issuing shares of stock. The amendment to our Company's Certificate of Incorporation shall provide for the authorization of 200,000,000 shares of our Company's common stock. As of August 6, 2004, 81,961,287 shares of the Company's common stock were issued and outstanding. In addition, the Company previously filed a registration statement on Form SB-2, as amended, with the Securities and Exchange Commission on November 4, 2003, among other things, registering 39,839,286 shares of common stock that could be issued in connection with an Equity Line of Credit Agreement, dated October 31, 2003. As of August 6, 2004, the Company has issued 23,374,427 shares of common stock pursuant to such Equity Line of Credit.

     There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

        o The ability to raise capital by issuing capital stock, including under the Equity Line of Credit.

        o   To have shares available to pursue business expansion opportunities.

     The disadvantages include:

        o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

        o Provoking short-selling in our common stock, which would put downward pressure on the market price of our common stock.

        o Increasing the supply of shares of stock. This supply of stock without a corresponding demand could cause the market price of our stock to decline.

        o A potential change of control if all or a significant block of the shares to be issued are held by one or more shareholders working together.

     Other than the Equity Line of Credit, our Company does not currently have written or oral plans, arrangements or understandings to issue any of the additional shares of common stock that would be authorized by this proposed amendment to our Certificate of Incorporation.

     If the amendment to our Company's Certificate of Incorporation is adopted, an amendment to the Certificate of Incorporation of BSI2000, Inc. shall be filed with the Delaware Secretary of State so that Article V shall be as follows:

          "The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 200,000,000 shares. Of such shares, 200,000,000 shall be common stock having par value $0.001 per share. The remaining shares shall be shares of Preferred Stock, par value $0.001 per share. The Preferred Stock may be issued from time to time by authorization of the Board of Directors of this Corporation with such rights, designations, preferences and other terms as the Board of Directors shall determine from time to time."

     In additional to the reasons specified above, the Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.

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               RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 100,000,000 TO 200,000,000 SHARES.







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                          DESCRIPTION OF CAPITAL STOCK


GENERAL

     BSI2000's authorized capital consists of 100,000,000 shares of common stock, par value $0.001 per share and 20,000,000 shares of undesignated preferred stock. At August 6, 2004, there were 81,961,287 outstanding shares of common stock and no outstanding shares of preferred stock. Set forth below is a description of certain provisions relating to the Company's capital stock.


COMMON STOCK

     Each outstanding share of common stock has one vote on all matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of fifty percent or more of the shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary or involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Subject to the declaration and payment of dividends upon any preferred stock at the time outstanding, to the extent of any preference to which that preferred stock is entitled and after the provision for any sinking or purchase fund or funds for any series of any preferred stock has been complied with, the board of directors may declared and pay dividends on the common stock, payable in cash or other consideration, out of the funds legally available therefore. It is BSI's present intention to retain earnings, if any, for use in its business. The payment of dividends on the common stock are, therefore, unlikely in the foreseeable future.


PREFERRED STOCK

     BSI2000 is authorized to issue 20,000,000 shares of preferred stock, none of which is outstanding. As of August 6, 2004, there were no shares of preferred stock outstanding. The preferred stock is undesignated. The Board of Directors does not have the right to set forth the rights, designations, preferences or other terms of the preferred stock. Such rights and preferences must be authorized by the stockholders in accordance with Delaware law.


CONVERTIBLE DEBENTURES

     BSI2000 had outstanding convertible debentures, which were issued in the original principal amount of $250,000. These debentures accrued interest at a rate of 5% per year and mature two years from the issuance date. The debentures were convertible at the holder's option any time up to maturity at a conversion price equal to the lower of
(i) 120% of the closing bid price of the common stock as of the closing date (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. At maturity, BSI2000 had the option to either pay the holder the outstanding principal balance and accrued interest or to convert the debentures into shares of common stock at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock as of the closing date or (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. BSI2000 had the right to redeem the debentures upon thirty days notice for 120% of the amount redeemed. As of August 6, 2004, the entire $250,000 principal amount of the convertible debentures had been converted into 3,400,183 shares of the Company's common stock.


TRANSFER AGENT

     The Transfer Agent for the common stock is Corporate Stock
Transfer, Inc. located at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.


DISCLOSURE OF SEC POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

     Our Certificate of Incorporation, as well as our By-Laws provide for the indemnification of directors, officers, employees and agents of the corporation to the fullest extent provided by the Corporate Law of the State of Delaware, as well as is described in the Certificate of Incorporation and the By-Laws. These sections generally provide that the Company may indemnify any person who was or is a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative except for an action by or in right of the corporation by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation. Generally, no indemnification may be made where the person has been determined to be negligent or guilty of misconduct in the performance of his or her duties to the Company.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of BSI2000, pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the


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

Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE CERTIFICATE OF
INCORPORATION AUTHORIZED AND UNISSUED STOCK

     The authorized but unissued shares of our common and preferred stock are available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans.

EQUITY LINE OF CREDIT

     On July 7, 2003, our Company entered into an Equity Line of Credit Agreement with Cornell Capital Partners, L.P. Pursuant to the Equity Line of Credit, our Company may, at its discretion, periodically sell to Cornell Capital Partners shares of common stock for a total purchase price of up to $15.0 million. For each share of common stock purchased under the Equity Line of Credit, Cornell Capital Partners will pay 99% of the lowest closing bid price of the common stock on the Over-the-Counter Bulletin Board or other principal market on which the common stock is traded for the 5 days immediately following the notice date. Cornell Capital Partners is a private limited partnership whose business operations are conducted through its general partner, Yorkville Advisors, LLC. Further, Cornell Capital Partners will be paid a fee of 4% of each advance under the Equity Line of Credit. In addition, we engaged Newbridge Securities Corporation, a registered broker-dealer, to advise our Company in connection with the Equity Line of Credit. For its services, Newbridge Securities Corporation received 35,714 shares of our common stock.

     We have already received $2,300,000 pursuant to the Equity Line of Credit. We previously registered a total of 39,839,286 shares of our common stock for Cornell Capital Partners pursuant to a Registration Statement (No 333-110237) which was declared effective by the Securities and Exchange Commission and have issued 23,374,427 shares of common stock pursuant to this Equity Line of Credit.

     Based on our current stock price of $0.10, we would receive approximately $1,646,485 out of a total available of $12,700,000 remaining under the Equity Line of Credit. In order for our Company to receive the remaining $12,700,000 available under the Equity Line of Credit based on our current stock price of $0.10, we would have to issue 128,282,828 shares of our common stock. Our current Certificate of Incorporation authorized us to issue 100 million shares of common stock. Upon the issuance of the 39,839,286 shares being sold pursuant to that registration statement, we will have approximately 100,000,000 shares issued and outstanding. As a result, if we need to issue more than 39,839,286 shares to draw down the entire $12,700,000 available under the Equity Line of Credit, and if the amendment to our Certificate of Incorporation is approved at the Special Meeting increasing our authorized common stock to 200,000,000 shares, we will need to file a new registration statement covering any additional shares.

OTHER MATTERS

     As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

INDEPENDENT ACCOUNTANTS

     The firm of Ehrhardt Keeffe Steiner & Hottman, PC served as our Company's independent accountants for Fiscal 2003. A representative of the firm will be available to respond to questions at the Special Meeting of the Shareholders. This representative will have an opportunity to make a statement if he desires to do so. The Company has selected Ehrhardt Keeffe Steiner & Hottman, PC as its independent accountants for Fiscal 2004.

     AUDIT FEES. The aggregate fees billed for professional services rendered was $47,139 for the audit of the Company's annual financial statements for the year ended December 31, 2003 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2002.

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     ALL OTHER FEES. Other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the principal accountant was $9,016 for the year ended December 31, 2003.

ADDITIONAL INFORMATION

     PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

     INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Jack Harper
                                       Chairman and President


Lakewood, Colorado
August _, 2004





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